Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

INMET MINING CORPORATION

AND

THE INVESTORS NAMED HEREIN

_____________________________________

Dated as of August 22, 2005

_____________________________________

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT dated as of August 22, 2005 (this “Agreement”) by and among INMET MINING CORPORATION, a corporation incorporated under the federal laws of Canada (the “Corporation”), and the shareholders of the Corporation listed on the signature page hereto or who become parties hereto in accordance with the provisions hereof (each an “Investor” and, collectively, the “Investors”).

W I T N E S S E T H:

WHEREAS, pursuant to a Share Purchase Agreement (the “Purchase Agreement”), dated as of May 2, 2005, by and between the Corporation, MK Resources Company (“MK Resources”) and Leucadia National Corporation (“Leucadia”), MK Resources shall receive 5,600,000 common shares of the Corporation in exchange for 70% of the issued shares of MK Gold Exploration B.V. or 70% of the equity interests of such other entity mutually acceptable to MK Resources, Leucadia and Inmet, owning, directly or indirectly, 100% of the Las Cruces Companies (as defined in the Purchase Agreement); and

WHEREAS, the Corporation has agreed to grant the Investors certain registration rights; and

WHEREAS, the Corporation and the Investors desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement and in consideration of the foregoing premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1 Defined Terms.  As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person.  For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Board” shall mean the Board of Directors of the Corporation.

“Business Day” means any day (other than a Saturday or Sunday) on which commercial banks are open in both New York City and Toronto, Canada.

“Canadian Prospectus” shall mean a prospectus (including a short form prospectus) prepared in accordance with applicable Canadian Securities Laws for the purposes of qualifying securities for distribution or distribution to the public, as the case may be, in any province or territory of Canada.

“Canadian Securities Commissions” means the securities commissions or other securities regulatory authorities in each of the provinces and territories of Canada.

“Canadian Securities Laws” means the securities legislation of the applicable provinces or territories of Canada, and the rules, regulations, instruments, blanket rulings and orders, and written policies of the applicable Canadian Securities Commissions, all as shall be in effect from time to time.

“Common Shares” means the common shares in the capital of the Corporation.

“Convertible Securities” means, at any time, any options, warrants, convertible debt securities or other securities or rights exchangeable or exercisable, with or without the payment of additional consideration, into or for Common Shares, directly or indirectly.

“Eligible Securities” means all or any portion of the Common Shares, including Common Shares issued, or issuable upon the exercise, exchange or conversion of any Convertible Securities, and any shares or other securities into which or for which Common Shares may be changed, converted or exchanged, and any other shares or securities issued to the Holders after the date hereof in respect of such shares (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share consolidation, share split, share dividend, share exchange, merger, amalgamation, consolidation or similar transaction; provided, however, that Eligible Securities shall not include any shares (i) when a registration statement with respect to the sale of such shares shall have become effective under the applicable Securities Laws and such shares shall have been disposed of in accordance with such registration statement, or (ii) which have been sold to the public pursuant to Rule 144 of the Securities Act or prospectus exemptions under Canadian Securities Laws.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the relevant time.

“Holder” means (a) any Investor and (b) any subsequent holder of Eligible Securities who acquires such securities from the Investors or from another Holder; provided that such subsequent holder of Eligible Securities has agreed to be bound by this Agreement and has executed a counterpart hereof.

“Minimum Shareholding” means, at any time, 5% of the outstanding Common Shares; provided that if Leucadia or its Affiliates shall have sold or otherwise transferred to a third party any of the Eligible Securities held by Leucadia and its Affiliates on the date hereof (other than pursuant to Section 7.1(a) or pursuant solely to an Inmet Common Share Reorganization, as defined in the Purchase Agreement), “Minimum Shareholding” shall be 10% of the outstanding Common Shares.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or governmental authority or other entity of any kind.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the effectiveness of such registration statement.  In addition, unless inconsistent with the context:  (i) the term “registration” and any references to the act of registering include the qualification under Canadian Securities Laws of a Canadian Prospectus in respect of a distribution or distribution to the public, as the case may be, of securities; (ii) the term “registered” as applied to any securities includes a distribution or distribution to the public, as the case may be, of securities so qualified; (iii) the term “registration statement” means a registration statement, a preliminary or final prospectus or other qualification or enabling document complying with the Securities Laws that permits Eligible Securities to be sold by the Holders, and includes a Canadian Prospectus; (iv) any references to a registration statement having become effective, or similar references, shall include a Canadian Prospectus for which a final receipt has been obtained from one or more relevant Canadian Securities Commission(s); and (v) the provisions of this Agreement shall be applied, mutatis mutandis, to any proposed distribution of securities hereunder in any province or territory of Canada or to which the prospectus requirements under any of the Canadian Securities Laws shall otherwise apply.

“Registration Expenses” means all expenses incident to the Corporation’s performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following:  (a) the fees, disbursements and expenses of the Corporation’s counsel and accountants in connection with the registration of Eligible Securities and Canadian and/or American counsel selected by Leucadia to represent the Holders participating in a registration hereunder; (b) all expenses in connection with the preparation, printing and filing of a registration statement, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (c) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and “blue sky” or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of and other expenses of the underwriters (but only to the extent that such expenses are not to be borne by the underwriters or agents as provided in the relevant underwriting or agency agreement); (d) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under federal, state or Canadian Securities Laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification (but only to the extent that such expenses are not to be borne by the underwriters or agents as provided in the relevant underwriting or agency agreement) and in connection with any “blue sky” and legal investment surveys; (e) all applicable transfer taxes; (f) the filing fees incident to securing, if applicable, any required review, by the National Association of Securities Dealers, Inc. and/or the equivalent body governing securities dealers in Canada, of the terms of the sale of Eligible Securities to be disposed of; and (g) all fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed, or (if relevant, as determined by the Corporation in its sole discretion) proposed to be listed; provided, however, that Registration Expenses shall not include underwriting discounts or commissions attributable to Eligible Securities which shall be the responsibility of the Selling Shareholder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the relevant time.

“Securities Laws” means, as applicable, the federal and state securities laws of the United States, and the Canadian Securities Laws.

“Selling Shareholder” means each Holder whose Eligible Securities are included or proposed to be included in any registration subject to Section 3.1 hereof.

ARTICLE II

REGISTRATION REQUEST

2.1  Demand registration.

(a) At any time after the earlier to occur of the fourth anniversary of the Closing Date (as defined in the Purchase Agreement) and the release of the Corporation and Leucadia from the guarantees to be given under the Syndicated Loan (as defined in the Purchase Agreement), one or more Holders (when making a request under this Section 2.1, the

“Initiating Holders”) may, in their sole discretion, demand that the Corporation effect the registration of all or any part of the Eligible Securities held by the Holders for sale in Canada and/or the United States (provided, in the case of a registration in the United States, that the Corporation is, at the time such demand is made, eligible to use the U.S. Multijurisdictional Disclosure System and is then subject to Section 13(a) or 15(d) of the Exchange Act), by delivering to the Corporation written notice requesting the Corporation to effect such registration and specifying the intended method or methods of disposition of such Eligible Securities (a “Demand”).

(b)  Upon receipt of a Demand made pursuant to Section 2.1(a), the Corporation will use commercially reasonable efforts to effect promptly the registration of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such Demand; provided, however, that:

(1) the Corporation shall not be required to register, pursuant to this Section 2.1, less than 1,000,000 Common Shares (or the equivalent number of Eligible Securities);

(2) the Corporation shall not be required to register Eligible Securities pursuant to this Article II if the Corporation delivers notice to the Holders as soon as practicable after any Demand hereunder that the Corporation in good faith believes that it will file a registration statement for a public offering of Common Shares within forty-five (45) days of such request; provided, however, that the Corporation shall have the right to refuse a registration on such grounds only one time during any period of twelve (12) consecutive months;

(3) the Corporation shall not be required to effect a registration pursuant to this Article II within a period of ninety (90) days after the effective date of the most recent previous registration with respect to any equity securities pursuant to this Article II or Article III hereof; and

(4) if the Corporation in good faith believes that any registration or continued registration of Eligible Securities would require the disclosure of information in such registration statement that would be materially detrimental to the Corporation and its shareholders (and such information would not be required to be disclosed if such registration statement were not filed) or the disclosure of which would materially adversely affect the Corporation’s ability to consummate a material acquisition, corporate reorganization or merger or other transaction involving the Corporation (a “Valid Business Reason”):

(i) the Corporation may postpone filing a registration statement relating to a Demand until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and

(ii) in case a registration statement has been filed relating to a Demand, if the Valid Business Reason has not resulted from actions taken by the

Corporation, the Corporation may cause such registration statement to be withdrawn or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days (such period of postponement or withdrawal under Sections 2.1(b)(4)(i) and 2.1(b)(4)(ii), the “Postponement Period”);

and the Corporation shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.  If the Corporation gives any notice of postponement or withdrawal of any registration statement, the Corporation shall not, during the period of postponement or withdrawal, register or continue the registration of any Common Shares.  Each Holder of Eligible Securities agrees that, upon receipt of any notice from the Corporation that the Corporation has determined to withdraw any registration statement pursuant to Section 2.1(b)(4)(ii) above, such party will discontinue its disposition of Eligible Securities pursuant to such registration statement and, if so directed by the Corporation, will deliver to the Corporation (at the Corporation’s expense) all copies, other than permanent file copies, then in such party’s possession, of the prospectus covering such Eligible Securities that was in effect at the time of receipt of such notice.  If the Corporation shall have withdrawn a registration statement filed under this Article II, the Corporation shall pay all expenses incurred by the Holders in connection with such registration statement and shall not be considered to have effected an effective registration for the purposes of this Agreement until the Corporation shall have filed a new registration statement covering the Eligible Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn.  If the Corporation shall give any notice of withdrawal or postponement of a registration statement, the Corporation shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than sixty (60) days after the date of the withdrawal or postponement), confirm that the Initiating Holder still wishes to effect a registration of Eligible Securities under this Article II and, if the Initiating Holder so confirms, use commercially reasonable efforts to effect the registration of the Eligible Securities covered by the withdrawn or postponed registration statement in accordance with this Article II; provided that if the Initiating Holder advises the Corporation that it does not wish to proceed with such registration, the Corporation shall not be considered to have effected an effective registration for purposes of this Agreement.  The Corporation agrees that it shall have the right to postpone or withdraw a registration statement pursuant to this Section 2.1(b)(4) only one time during any period of twelve (12) consecutive months.

2.2 Number of Registrations.  The Holders collectively (including their transferees) shall have the right to request no more than three (3) registrations pursuant to this Article II; provided, however, that (i) a registration will not count as a Demand until it has become effective (unless the requesting Holders withdraw all their Eligible Securities and the Corporation has performed its obligations hereunder in all material respects, in which case such request will count as a Demand unless the requesting Holders pay all Registration

Expenses in connection with such withdrawn registration); provided, further, that if, after a registration has become effective, an offering of Eligible Securities pursuant to such registration is (A) withdrawn or postponed in accordance with Section 2.1(b)(4) or (B) interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand; and (ii) a concurrent registration in the United States and Canada shall be deemed to be one occasion of registration only.

2.3 Registration Expenses.  If the Corporation has obtained an opinion of its outside counsel that the Eligible Securities in respect of which a Demand has been made may be sold without registration under Canadian Securities Laws (under reasonable assumptions made by such counsel), the Corporation shall be responsible for the payment of 50% of all Registration Expenses, and the Holders shall be responsible for the balance of such Registration Expenses, in connection with a registration pursuant to this Article II, except as may be required by law. For greater certainty, counsel to the Corporation shall be entitled to assume, for the purposes of such opinion that the Selling Shareholder does not have any agreement or understanding to act in combination with any other Person who is at arm’s length with the Selling Shareholder in respect of the control of the Corporation. If the Corporation has not obtained such an opinion, it shall be responsible for the payment of all Registration Expenses in connection with such registration.

2.4 Third Person Common Shares.  The Corporation shall, subject to the provisions of Section 3.1, permit the registration of Eligible Securities for sale for the account of any Holder who delivers a request for a registration in any registration of Eligible Securities requested by another Holder pursuant to this Article II. The Initiating Holder and all other Holders participating in the particular registration pursuant to this Article II shall be jointly and severally liable to the Corporation for all expenses of the registration which are to be borne by Holders as provided in Section 2.3.

ARTICLE III

INCIDENTAL REGISTRATION

3.1 Notice and Registration.  At any time after the earlier to occur of the fourth anniversary of the Closing Date and the release of the Corporation and Leucadia from the guarantees to be given under the Syndicated Loan, whenever the Corporation proposes to register Eligible Securities in a registration statement that would permit the public sale of such securities under the Securities Laws (whether proposed to be offered for sale by the Corporation or any other Person, whether pursuant to Article II or in any other registration pursuant to this Article III), the Corporation shall give written notice to all Holders at least ten (10) Business Days before the filing of such registration statement of its intention to effect such registration, including the identities of any Holders exercising registration rights pursuant to Article II hereof; provided, however, that the Investors and any Holders who are Affiliates of the Investors will be deemed to have received notice of any proposed registration considered by the Board for so long as Leucadia has a representative on the

Board.  Such notice shall specify, at a minimum, the number of Eligible Securities proposed to be registered, the proposed date of filing of the registration statement, any proposed means of distribution of such Eligible Securities (in the case of a distribution pursuant to Article II, only to the extent specified by the Initiating Holder in its Demand), any proposed managing underwriter or underwriters of such Eligible Securities (in the case of a distribution pursuant to Article II, only to the extent specified by the Initiating Holder in its Demand) and a good faith estimate by the Corporation of the proposed maximum offering price thereof (in the case of a distribution pursuant to Article II, only to the extent such good faith estimate has been provided by the Initiating Holder in its Demand), as such price is proposed to appear on the facing page of such registration statement (provided that no such price need be provided in respect of an issue being done solely by Canadian Prospectus and not by a registration statement to be filed in the United States).  Upon the written request of any Holder delivered to the Corporation within ten (10) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Corporation will use commercially reasonable efforts to effect the registration of all Eligible Securities which the Corporation has been so requested to register by such Holder to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Eligible Securities so to be registered; provided, however, that:

(a) if, at any time after giving such written notice of its intention to register any Eligible Securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall be unable to or shall determine for any reason not to register any of the Eligible Securities, then except in the case of a Demand pursuant to Article II hereof, the Corporation may, at its election, give written notice of such determination to such Holder(s), and thereupon the Corporation shall be relieved of its obligation to register such Eligible Securities (but not from its obligation to pay Registration Expenses incurred in connection therewith as provided in Section 3.2), without prejudice, however, to the right of the Holders immediately to request that such registration be effected as a registration in accordance with Article II, in which event the following provisions of this Section 3.1 shall apply;

(b) in the event that the Corporation proposes to register Eligible Securities for purposes of a primary offering for the account of the Corporation prior to a Demand pursuant to Article II hereof, and any managing underwriter shall advise the Corporation and the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the Eligible Securities sought to be registered by such Selling Shareholders creates a substantial risk that the price per unit the Corporation will derive from such registration will be materially and adversely affected, then the Corporation will include in such registration statement such number of Eligible Securities as the Corporation and such Selling Shareholders are so advised can be sold in such offering without such an effect (the “Primary Maximum Number”), as follows and in the following order of priority:  (i) first, such number of Eligible Securities in the primary offering as the Corporation, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined; and (ii) second and subject of Section 8.3, if and to the extent that the number of Eligible Securities to be registered under clause (i) is less than the Primary Maximum Number, Eligible Securities requested to be included by each Selling Shareholder, pro rata in proportion to the number sought to be registered by all the Selling Shareholders;

(c) in the event that the Corporation proposes to register Eligible Securities for purposes of a secondary offering upon the request or for the account of the Holders either pursuant to a Demand under Article II or in any other registration pursuant to this Article III, and any managing underwriter shall advise the Selling Shareholders in writing that, in its opinion, the inclusion in the registration statement of some or all of the Eligible Securities sought to be registered by the Selling Shareholders creates a substantial risk that the price per unit that such Selling Shareholders will derive from such registration will be materially and adversely affected, the Corporation will include in such registration statement such number of Eligible Securities as the Selling Shareholders are so advised can reasonably be sold in such offering, or can be sold without such an effect (the “Secondary Maximum Number”), pro rata, and subject of Section 8.3, in proportion to the number of Eligible Securities sought to be registered by all the Selling Shareholders;

(d) the Corporation shall not be required to effect any registration of Eligible Securities under this Article III incidental to the registration of any of its securities in connection with mergers, amalgamations, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or options or other employee benefit plans.

Notwithstanding the foregoing, no registration of Eligible Securities effected under this Article III shall relieve the Corporation of its obligation to effect any registration of Eligible Securities pursuant to Article II.

3.2 Registration Expenses.  The Corporation (as between the Corporation and any Holder) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article III, except as may be required by law.

ARTICLE IV

REGISTRATION PROCEDURES

4.1 Registration and Qualification.  If and whenever the Corporation is required to use commercially reasonable efforts to effect the registration of any Eligible Securities as provided in Articles II and III, the Corporation will promptly:

(a) prepare, file and use commercially reasonable efforts to cause to become effective a registration statement and any amendments and supplements thereto, to keep such registration statement effective and to comply with the provisions of all applicable Securities Laws with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Holders set forth in such registration statement or the expiration of ninety (90) days after such registration statement becomes effective;

(b) furnish to all selling Holders and to any underwriter of such Eligible Securities, one executed copy each and such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such documents incorporated by reference in such registration statement and such other documents as any such Holder or such underwriter may reasonably request;

(c) use commercially reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such Securities Laws as any Holder or any underwriter of such Eligible Securities shall request, and do any and all other acts and things which may be necessary or advisable to enable any Holder or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to subject itself to taxation in any such jurisdiction;

(d) promptly advise the selling Holders of Eligible Securities and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (i) when such registration statement or any amendment or supplement or post-effective amendment thereto has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any comments by the SEC or the Canadian Securities Commissions and by the “blue sky” or securities commissioner or regulator of any state or other province with respect thereto or any request by the SEC or the Canadian Securities Commissions for amendments or supplements to such registration statement or for additional information, (iii) of the issuance by the SEC or Canadian Securities Commissions of any stop or cease trade order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Eligible Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time when a prospectus is required to be delivered under the Securities Act or the Canadian Securities Laws, that such registration statement, amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made or in light of any other circumstances then existing;

(e) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(f) if requested by any managing underwriter or underwriters or by a placement or sales agent or by any selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC or the Canadian Securities Commissions and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Eligible Securities including, without limitation, information with respect to the number of Eligible Securities being sold by the selling Holders or agent or to any underwriters, the name and description of such Holders, agent or underwriter, the offering price of such Eligible Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Eligible Securities to be sold by the selling Holders or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(g) use commercially reasonable efforts to obtain the consent or approval of each U.S. or Canadian governmental agency or authority, whether federal, provincial, state or local, which may be required to effect such registration or the offering or sale in connection therewith or to enable the selling Holders to offer, or to consummate the disposition of, the Eligible Securities;

(h) cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends (other than any such legends that are reasonably deemed by the Corporation to be necessary under the Securities Laws of the United States); and, in the case of an underwritten offering, enable such Eligible Securities to be in such denominations and registered in such names as the managing underwriters may reasonably request at least two (2) Business Days prior to any sale of the Eligible Securities;

(i) provide a CUSIP number for all Eligible Securities not later than the effective date of such registration statement;

(j) take such other actions in connection therewith as the selling Holders shall reasonably request in order to expedite or facilitate the disposition of the Eligible Securities registered;

(k) whether or not an agreement of the type referred to in Section 4.2 hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (i) make such representations and warranties to the Holders and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of common stock or other equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration; (ii) obtain an opinion of counsel to the Corporation in customary form and covering such matters, of the type customarily covered by such an opinion (including, if a Canadian Prospectus is filed in the Province of Quebec, opinions of Quebec Counsel and of the auditors relating to translation into the French language of the applicable registration statements), as the managing underwriters, if any, and as the selling Holders may reasonably request, addressed to such Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Eligible Securities dated the date of the closing under the underwriting agreement relating thereto); (iii) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Corporation addressed to the selling Holders and the placement or sales agent, if any, therefor and the underwriters, if any, dated (I) the effective date of such registration statement, (II) the effective date of any prospectus supplement, if any, to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus and (III) if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, the date of the closing under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (iv) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by the selling Holders and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (i) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Corporation; and (v) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Article VI hereof;

(l) use commercially reasonable efforts to list at or prior to the effective date of such registration statement (to the extent not already listed), subject to notice of issuance, the Eligible Securities covered by such registration statement on The Toronto Stock Exchange and/or any U.S. securities exchange, or accepted for quotation on the NASDAQ National Market System (or comparable inter-dealer quotation system then in effect), in any such case to the extent the Common Shares, as a class, are then listed or quoted thereon);

(m)  participate with the Holders of Eligible Securities and make available at reasonable times its senior executives, including its chief executive officer and chief financial officer, to participate in a reasonable number of road shows in connection with an underwritten offering; and

(n) during such time as any Holders of Eligible Securities may be engaged in a distribution of Eligible Securities under the Securities Act, comply with Regulation M promulgated under the Exchange Act or any equivalent provision under Canadian Securities Laws, in each case to the extent applicable;

(o) otherwise comply with all Securities Laws and, if applicable, make generally available to its shareholders, as soon as practicable, an earnings statement of the Corporation and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Corporation, Rule 158 thereunder) or the equivalent provisions of the Canadian Securities Laws.

The Corporation may require any Holder to furnish the Corporation such information regarding such Holder and the distribution of such securities as the Corporation may from time to time reasonably request in writing and as shall be required by law or by the SEC or any Canadian Securities Commission in connection with any registration.  The Corporation shall hold in confidence and not make any disclosure of Information concerning any of the Investors unless it is required by law or by the SEC or any of the Canadian Securities Commissions in connection with any registration.

4.2 Underwriting.

(a) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Corporation will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Corporation and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article VI hereof and the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 4.1(k).  The Holders on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Eligible Securities.  Such agreement shall contain such representations and warranties by the Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions by selling shareholders similarly situated to such Holders, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article VI.

(b) In the event that any registration pursuant to Article III hereof shall involve, in whole or in part, an underwritten offering, the Corporation may require Eligible Securities requested to be registered pursuant to Article III to be included in such underwriting on the same terms and conditions as shall be applicable to the Eligible Securities being sold through underwriters under such registration.  In such case, the Holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.  Such agreement shall contain such representations and warranties by the Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions by selling shareholders similarly situated to such Holders, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article VI.  The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Eligible Securities.

4.3 Withdrawals.  Any Holder having notified or directed the Corporation to include any or all of its Eligible Securities in a registration statement pursuant to Article II or III may withdraw such notice or direction with respect to any or all of the Eligible Securities designated for registration thereby by giving written notice to such effect to the Corporation at any time prior to the effective date of such registration statement.  In the event of any such withdrawal the Corporation promptly shall amend such registration statement and take such other actions as may be necessary so that such Eligible Securities are not included in the applicable registration and not sold pursuant thereto, and such Eligible Securities shall continue to be Eligible Securities in accordance herewith.

4.4 Restrictions in Connection with Registrations.  Each Holder agrees not to effect any public sale or distribution of Eligible Securities (or any other disposition of such securities, if requested by the underwriter of such offering), including any sale pursuant to Rule 144, during the fifteen (15) days prior to the effective date of a registration statement relating to a sale of Eligible Securities and during such period of time beginning on such effective date and ending not later than ninety (90) days thereafter, or for such longer period as may be required by the underwriters of such offering and agreed to by the Corporation (in each case except as part of such registration).  Each Holder hereby acknowledges that such

Holder shall have no right to include its Eligible Securities, if applicable, in any registration of Eligible Securities except as expressly provided in this Agreement.

ARTICLE V

PREPARATION; REASONABLE INVESTIGATION

5.1 Preparation; Reasonable Investigation.  In connection with the preparation and filing of each registration statement registering Eligible Securities hereunder, the Corporation will give all selling Holders and the underwriters, if any, and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Corporation with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of any such Holder and such underwriters or their respective counsel, to conduct a reasonable due diligence investigation.

5.2 Prospectus Review.  The Corporation shall (A) permit legal counsel to the Holders whose Eligible Securities are to be included in a registration statement to review and comment upon (i) the registration statement within a reasonable number of days prior to its filing with the relevant Canadian Securities Commission or the SEC, as the case may be, and (ii) all amendments and supplements to all registration statements within a reasonable number of days prior to their filing with the relevant Canadian Securities Commission or the SEC, as applicable, and (B) not file any registration statement or amendment or supplement thereto in a form to which legal counsel to such Holders reasonably objects.

ARTICLE VI

INDEMNIFICATION AND CONTRIBUTION

6.1 Indemnification and Contribution.

(a) In the event of any registration of Eligible Securities hereunder, the Corporation will enter into customary indemnification arrangements to indemnify and hold harmless all selling Holders, their directors and officers (if any), each Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each Person, if any, who controls such selling Holder or any such underwriter within the meaning of the Securities Laws against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Laws, as applicable, or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or any amendment or supplement thereto, or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Corporation will promptly, as such expenses are due and payable, reimburse each such Person for any legal or any other expense reasonably incurred by such Person in connection with investigating or defending any such loss, claim, liability, action or proceeding, or (iii) any violation by the Corporation of the Securities Act, the Exchange Act and Canadian Securities Laws or any rule or regulation promulgated under such laws applicable to the Corporation and relating to action or inaction required of the Corporation; provided that the Corporation shall not be liable to a selling Holder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, amendment or supplement in reliance upon and in conformity with written information about any selling Holder furnished to the Corporation by such selling Holder or such underwriter for use in the preparation thereof.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any selling Holder or any such Person and shall survive the transfer of such securities by such selling Holder.  The Corporation also shall agree to provide provision for contribution as shall be reasonably requested by such selling Holder or any underwriters in circumstances where such indemnity is held unenforceable.

(b) Each selling Holder, by virtue of exercising its registration rights hereunder, agrees and undertake to enter into customary indemnification arrangements to severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Article VI) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of Eligible Securities, each officer and director of each underwriter, each Person, if any, who controls the Corporation or any such underwriter within the meaning of the Securities Laws, with respect to any statement in or omission from such registration statement, or any amendment or supplement thereto, to the extent and only to the extent that such statement or omission was made in reliance upon and in conformity with written information about a selling Holder concerning such Holder furnished by it to the Corporation.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Corporation or any such director, officer or controlling Person and shall survive the transfer of such Eligible Securities by any such Holder.  Such Holders also shall agree to provide provision for contribution as shall be reasonably requested by the Corporation or any underwriters in circumstance where such indemnity is held unenforceable.  The indemnification and contribution obligations of any Holder shall in every case be limited to the aggregate proceeds received (net of any underwriting fees and expenses and other transaction costs) by such Holder in such registration.

(c) Indemnification and contribution similar to that specified in the preceding subdivisions of this Article VI (with appropriate modifications) shall be given by the Corporation and all selling Holders with respect to any required registration or other qualification of such Eligible Securities under any other United States or Canadian federal, state or provincial law or regulation.

ARTICLE VII

TRANSFER OF REGISTRATION RIGHTS

7.1 Transfer of Registration Rights.  A Holder may transfer the registration rights granted hereunder (a) in whole or in part to any Affiliate of such Holder and (b) any other Person in connection with any transfer of Eligible Securities; provided, however, that such Person agrees to be bound by this Agreement by executing a counterpart hereof. Notwithstanding any provision of this Agreement to the contrary, Leucadia’s rights under Article X shall not be transferable to any Person.

ARTICLE VIII

UNDERWRITTEN OFFERINGS

8.1 Selection of Underwriters.  If any of the Eligible Securities covered by any registration statement filed pursuant to Article II hereof are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Leucadia, provided that such designated managing underwriter or underwriters is or are acceptable to the Corporation, acting reasonably.  If neither Leucadia nor its Affiliates are then Holders of Eligible Securities and there are other Holders who are then parties to this Agreement, the designation of any managing underwriter or underwriters will be made by the Holder then holding the largest number of Eligible Securities.

8.2 Participation by Holders.  Each Holder hereby agrees that it may not participate in any underwritten offering hereunder unless it (a) agrees to sell its Eligible Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, certificates, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or under Securities Laws in connection with the filing of the registration statement.

8.3 Allocation of Over-Allotment Options.  In the event any Eligible Securities registered pursuant to Article II hereof are to be sold pursuant to an underwritten offering, including, without limitation, any primary offering by the Corporation of Eligible Securities, any over-allotment option to be granted to the managing underwriter or underwriters shall be allocated to and granted by the Holders at the election of, and in such proportions as shall be designated by, Leucadia.  If neither Leucadia nor its Affiliates are then Holders of Eligible Securities and there are other Holders who are then parties to this Agreement, the allocation and grant will be determined by the Holder then holding the largest number of Eligible Securities.

ARTICLE IX

OTHER AGREEMENTS

9.1 General Limitation on Registrations.  A Holder may only require registrations under Article II or III in Canada, unless the Corporation has become and is then subject to Section 13(a) or 15(d) of the Exchange Act, or, in the case of registrations under Article III, the Corporation proposes to register its Common Shares under the Securities Act in the United States.

9.2 Rule 144.  The Corporation shall (i) make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act, (ii) file with the SEC and Canadian Securities Commissions in a timely manner all reports and other documents to be filed by the Corporation under the Securities Act, the Exchange Act and Canadian Securities Laws (but, in the case of filings with the SEC under the Securities Act and the Exchange Act, only to the extent that the Corporation is then obliged to make such filings) and (iii) at the request of any Holder who proposes to sell securities in compliance with Rule 144 under the Securities Act or an equivalent prospectus exemption under Canadian Securities Laws, forthwith furnish to such Holder a written statement of compliance with the public information requirements of the SEC as set forth in Rule 144 under the Securities Act (to the extent then possible) and compliance with equivalent provisions of Canadian Securities Laws and make available to such Holders such information as will enable the Holders to make sales pursuant to Rule 144 under the Securities Act (to the extent then possible) or an equivalent prospectus exemption under Canadian Securities Laws.

9.3 No Inconsistent Agreements.  The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders under this Agreement.  Without limiting the generality of the foregoing, the Corporation shall not provide any registration rights to any other party unless those rights are pari passu to the rights of the Holders.

9.4 Retention of Shares.  The Investors and their respective Affiliates who become Holders hereunder agree not to sell, assign, convey or otherwise dispose of any of the Common Shares of the Corporation held by them until the earlier to occur of the fourth anniversary of the Closing Date and the release of the Corporation and Leucadia from the guarantees to be given under the Syndicated Loan, except in order to:

(a) sell, assign, convey or otherwise dispose of the Common Shares of the Corporation to their respective Affiliates;

(b) tender such Common Shares to a take-over bid for the Corporation by a party at arm’s length to the Holders which is (i) made to all holders of shares of the Corporation and (ii) made by take-over bid circular in accordance with Canadian Securities Law;

(c) tender such Common Shares to an issuer bid made by the Corporation; or

(d) participate in a capital reorganization of the Corporation;

provided, in each case, that any remaining Common Shares held by the Investors and their respective Affiliates who become Holders hereunder (or any securities of the Corporation resulting from any transaction of the type described in clause (d) above) shall also be subject to the restrictions in this Article.

9.5 Insider Trading Policy.  The Holders hereby acknowledge the Corporation’s Insider Trading Policy in the form attached hereto as Exhibit A, and agree that any trading of Common Shares by the Holders shall be in compliance with such policy.

ARTICLE X

LEUCADIA NOMINEE

10.1 Leucadia Nominee.

(a) Leucadia shall be entitled to nominate an individual for election to the Inmet Board at each meeting of shareholders of Inmet at which the election of the board of directors is being considered, provided that at such time that Leucadia ceases to own, directly or indirectly, at least the Minimum Shareholding, Leucadia shall have no further entitlement as of right to nominate a member of the Board, but provided always that nothing in this Agreement shall in any case preclude Leucadia’s nominees from thereafter presenting themselves as candidates to be elected to the Board and to sit and hold office as a member of the Board if so elected.  Any individual nominated by Leucadia in accordance with this Article X shall be referred to herein as a “Leucadia Nominee.”

(b) For so long as Leucadia is entitled to nominate a Leucadia Nominee, the Corporation shall use its best efforts to enable a Leucadia Nominee who is not resident in Canada (for purposes of the Canada Business Corporations Act) to sit and hold office as a member of the Board if elected.

10.2 Notice of Election of Directors.  At any time and from time to time, if the Corporation determines that it is necessary or advisable to hold a meeting of its shareholders at which the election or removal of directors to or from the Board is to be considered (unless such meeting does not involve the removal or replacement of any Leucadia Nominee then serving on the Board in which case the provisions of this Section 10.2 do not apply), the Corporation shall forthwith upon such determination provide written notice of its intention to take such action to Leucadia, which notice must be provided sufficiently in advance of the date on which proxy solicitation materials are mailed by the Corporation in connection with such election or removal of directors in order to enable Leucadia to comply with the provisions of Section 10.3 and such that the Corporation shall be able to fulfill its obligations under Section 10.4.

10.3 Approving Nominees.  Subsequent to Leucadia’s receipt of notice from the Corporation pursuant to Section 10.2, if Leucadia wishes to nominate a Leucadia Nominee pursuant to its rights as set out in this Article X, Leucadia shall submit a written notice of the identity and the name of a Leucadia Nominee (a “Notice of Nomination”) to the Corporation within ten (10) Business Days after the date of the notice Leucadia receives from the Corporation pursuant to Section 10.2. Leucadia agrees that each Leucadia Nominee will meet the eligibility requirements for directors under applicable law, provided that such nominee need not be a Canadian resident (an “Eligible Candidate”).

10.4 Corporation to Put Forth Nomination.  Subject to Sections 10.1(a) and 10.3, the Corporation agrees that it shall present and recommend the Leucadia Nominee for election to the Board on all proxies solicited, and in all proxy solicitation materials, in respect of every meeting of the shareholders of the Corporation at which the election of directors to the Board is considered and at every adjournment or postponement thereof.  In the event that the Corporation determines in good faith, after consulting with and taking advice from counsel (such determination to be completed within three (3) Business Days of receipt a Notice of Nomination), that a Leucadia Nominee would not be an Eligible Candidate, the Corporation shall promptly notify Leucadia of such determination with an explanation of the basis therefor, and provided that Leucadia, with the timely good faith cooperation of the Corporation, puts forth an alternative Person who would be an Eligible Candidate sufficiently in advance of the date on which proxy solicitation materials are to be printed for mailing to the Corporation’s shareholders, the Corporation shall present and recommend such Eligible Candidate for election to the Board in such proxy materials.

10.5 Management to Endorse and Vote.  The management of the Corporation agree that they shall in respect of every meeting of the shareholders of the Corporation at which the election of directors to the Board is considered and at every reconvened meeting following an adjournment thereof or postponement thereof endorse and recommend the Leucadia Nominee who is an Eligible Candidate identified in the proxy materials for election to the Board, and shall vote their Common Shares in favor of the election of such Leucadia Nominee to the Board at every such meeting.

10.6 Term of Office.  A Leucadia Nominee elected to serve on the Board at any meeting of shareholders of the Corporation shall hold office until such Leucadia Nominee’s successor is elected and qualified, or until such Leucadia Nominee’s earlier death, resignation, disqualification or removal for cause, without regard to any decrease in Leucadia’s direct and indirect ownership of Common Shares below the Minimum Shareholding.  If any vacancy on the Board occurs by reason of a Leucadia Nominee ceasing to serve as a director (whether by death, resignation, disqualification or removal for cause) at any time between meetings of the shareholders of the Corporation, the Corporation shall use its best efforts to cause such vacancy to be filled and only a Leucadia Nominee shall be qualified to fill such vacancy, provided that Leucadia, at the time of such vacancy, is still entitled to nominate a Leucadia Nominee and puts forward an Eligible Candidate.

ARTICLE XI

MISCELLANEOUS

11.1 Captions.  The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

11.2 Severability.  If any clause, provision or section of this Agreement shall be invalid, illegal or unenforceable, the invalidity, illegally or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

11.3 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, provided that the provisions hereof specifically applicable to the registration or qualification of securities under the Securities Laws of any applicable jurisdiction shall be governed by and construed in accordance with such Securities Laws of such jurisdiction.

11.4 Specific Performance.  The Corporation acknowledges that it would be impossible to determine the amount of damages that would result from any breach by it of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each Holder shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain the Corporation from violating any of, such provisions.  In connection with any action or proceeding for injunctive relief, the Corporation hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of this Agreement.

11.5 Amendments.  This Agreement may be amended, modified or supplemented only with the written consent of Leucadia, and by a written instrument executed by the Corporation and the holders of Eligible Securities having a majority of the voting power of the Eligible Securities held by the Holders.

11.6 Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

11.7 Entire Agreement.  This Agreement and the Shareholders’ Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

11.8 Notices.  All notices, requests, demands, consents and other communications required or permitted hereunder shall be sufficiently given if given in writing and delivered personally, transmitted by telecopier or sent by certified mail (return receipt requested) or recognized overnight delivery service, postage prepaid, addressed as follows, or to such other address as such party may notify to the other parties in writing:

(a) if to the Corporation,

Inmet Mining Corporation
330 Bay Street, Suite 1000
Toronto, Ontario
Attention:  Steve Astritis
Facsimile:  (416) 368-4692

with copies to:

Torys LLP
Suite 3000
79 Wellington Street West
Toronto, Ontario
M5K 1N2
Attention:  Brian Davis
Facsimile:  (416) 865-7380

(b) if to any subsequent Holder of Eligible Securities, to it at such address as may have been furnished to the Corporation in writing by such Holder;

(c) if to the Investors,

c/o Leucadia National Corporation
315 Park Avenue South
New York, New York  10010
Attention:  Joseph S. Steinberg, President
Facsimile:  (212) 598-3245

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Andrea A. Bernstein
Facsimile:  (212) 310-8007

(d) in any case, at such other address or addresses as shall have been furnished in writing to the Corporation (in the case of a Holder of Eligible Securities) or to the Holders of Eligible Securities (in the case of the Corporation) in accordance with the provisions of this Section 11.8.

A notice or communication will be effective (i) if delivered in Person or by overnight courier, on the Business Day it is delivered, (ii) if transmitted by telecopier, on the Business Day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, five (5) Business Days after dispatch.

11.9 Action by Certain Holders.  Each determination, decision, action, election or exercise of any right that Leucadia shall be permitted or required to make or take pursuant to this Agreement may be made or taken (as the case may be) by the Holders of at least 80% of the Eligible Securities then held by the Holders, and each such determination, decision, action, election or exercise shall be binding upon each such other Holder hereunder.

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

The Company:
INMET MINING CORPORATION
By:
Name:
Title:

The Investors:
LEUCADIA NATIONAL CORPORATION
By:
Name:
Title:

MK RESOURCES COMPANY
By:
Name:
Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

SCHEDULE A

to the

registration Rights Agreement

COUNTERPART SIGNATURE PAGE

THE UNDERSIGNED, having acquired [number to be inserted] [type of Eligible Securities], hereby (i) undertakes and agrees to become a party (as a Holder, as defined therein) to and to be bound by the terms and conditions of the registration Rights Agreement and to perform the applicable obligations thereunder, among the Corporation and the other signatories thereto dated as of [__________ __], 2005 a copy of which agreement the undersigned acknowledges having received.

IN WITNESS WHEREOF this             day of                               ,         .

Witness		Stockholder
By:
Name:
Title:

Address:

Number and type of securities held: ________